FINANCIAL INSTRUMENTS - Reconciliation of the Carrying Amount of Contingent Consideration (Details) $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Reconciliation of changes in contingent liabilities recognised in business combination [abstract]
Beginning balance	$ 0
Contingent consideration recorded as a result of the Nortech Acquisition	10,806
Increases resulting from net present value discounting	199
Fair value adjustment recorded in finance costs (income)	(11,005)
Ending balance	$ 0